Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #1: J.P. Morgan Quality Bond Portfolio, purchase of Safeway, Inc. In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
B.A. Securities, Inc. B.A. Securities, Inc. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 480,000 shares of Safeway, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.96 per share on October 24, 2003. The underwriting spread paid was $0.60 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.16% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.2%. This purchase represented 0.3% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.60 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770


Transaction #2:  J.P. Morgan Quality Bond Portfolio, purchase of Altria Group.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Lehman Brothers, Inc. Lehman Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 180,000 shares of Altria Group, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.97 per share on October 30, 2003. The underwriting spread paid was $.65 per share. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.02%. This purchase represented 0.1% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of
Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #3:  J.P. Morgan Quality Bond Portfolio, purchase of
DaimlerChrysler North America Holding.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
B.A. Securities, Inc. B.A. Securities, Inc. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 315,000 shares of DaimlerChrysler North America Holding, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.97 per share on October 30, 2003. The underwriting spread paid was $0.43 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.02%. This purchase represented 0.2% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.43 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #4:  J.P. Morgan Quality Bond Portfolio, purchase of
American General Finance.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.From whom was the securities acquired.
B.A. Securities, Inc. B.A. Securities, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 605,000 shares of American General Finance, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.64 per share on November 6, 2003. The underwriting spread paid was $.20 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.15% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.2%. This purchase represented 0.4% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.2 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #5: J.P. Morgan Quality Bond Portfolio, purchase of Tyco International Group SA.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
SBC Warburg, Inc. SBC Warburg, Inc. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 445,000 shares of Tyco International Groups SA, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.57 per share on November 6, 2003. The underwriting spread paid was $.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.04% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.04%. This purchase represented
0.3% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #6: J.P. Morgan Quality Bond Portfolio, purchase of Domtar, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriterof the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 365,000 shares of Domtar, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.26 per share on November 13, 2003. The underwriting spread paid was $.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.10% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.20% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted
10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #7: J.P. Morgan Quality Bond Portfolio, purchase of Ford Motor Credit Company.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2.  Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 240,000 shares of Ford Motor Credit Company, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $101.69 per share on November 17, 2003. The underwriting spread paid was $0.28 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.28 per share spread paid to certify that the purchase was made in compliance with the Board adopted
10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #8: J.P. Morgan Quality Bond Portfolio, purchase of Capital One Auto Finance Trust.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Lehman Government Securities.  Lehman Government
Securities was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management
Inc., purchased 220,000 shares of Capital One Auto
Finance Trust, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.98 per share on November 5, 2003.
The underwriting spread paid was $.26 per share.
The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.09% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $.26 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.

Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #9: J.P. Morgan Quality Bond Portfolio, purchase of Hutchinson Whampoa International, Ltd.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
HSBC Securities, Inc. HSBC Securities, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
490,000 shares of Hutchinson Whampoa International, Ltd., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.90 per share on November 19, 2003. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%.
This purchase represented 0.30% of the J.P. Morgan
Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #10: J.P. Morgan Quality Bond Portfolio, purchase of UnitedHealth Group.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Salomon Brothers, Inc. Salmon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 340,000 shares of UnitedHealth Group, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.81 per share on November
25, 2003. The underwriting spread paid was $0.35 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.07% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.20% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.35 per share spread paid to certify that the purchase was made in compliance with the Board adopted
10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #11: J.P. Morgan Quality Bond Portfolio, purchase of UnionBanCal Corporation.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Morgan Stanley & Co. Morgan Stanley & Co. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P.
Morgan Investment Management Inc., purchased 140,000 shares of UnionBanCal Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.64 per share on December 3, 2003. The underwriting spread paid was $0.65.
The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .04%. This purchase represented
0.10% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.65 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #12: J.P. Morgan Quality Bond Portfolio, purchase of Royal Bank of Scotland Trust.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P.
Morgan Investment Management Inc., purchased
120,000 shares of Royal Bank of
Scotland Trust, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on December 3, 2003. The underwriting spread paid was $1.00 per share.
The percentage of the offering
purchased by the J.P. Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.02% of the J.P.
Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $1.00 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #13: J.P. Morgan Quality Bond Portfolio, purchase of TXU Australia Holdings.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers. Salomon Brothers was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan
Investment Management Inc., purchased 285,000 shares of TXU
Australia Holdings, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.91 per share on December 3, 2003. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.09% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.20% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #14: J.P. Morgan Quality Bond Portfolio, purchase of Household Finance Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
HSBC Securities, Inc. HSBC Securities, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan
Investment Management Inc., purchased 685,000 shares of
Household Finance Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.71 per share on December 3, 2003. The underwriting spread paid was $0.035 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.10%. This purchase represented 0.40% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.035 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #15:  J.P. Morgan Quality Bond Portfolio, purchase of Wyeth.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 175,000 shares of Wyeth, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.63 per share on December 11, 2003. The underwriting spread paid was $0.88. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.04%.
This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets.  The security
purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.88 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770




Transactions effected pursuant to Rule 10f-3

Transaction  #16:  J.P. Morgan Quality Bond Portfolio, purchase of Wyeth.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 290,000 shares of Wyeth, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.80 per share on December 11, 2003. The underwriting spread paid was $0.65. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%.
This purchase represented 0.2% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.65 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #17: J.P. Morgan Quality Bond Portfolio, purchase of Goldman Sachs Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.  From whom was the securities acquired.
Goldman Sachs & Co. Goldman Sachs & Co. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 425,000 shares of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.87 per share on July 8, 2003. The underwriting spread paid was $0.45.
The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.2% of theJ.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.45 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #18: J.P. Morgan Quality Bond Portfolio, purchase of SLM Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Morgan Stanley Dean Witter & Co.  Morgan Stanley
Dean Witter & Co. was not an
affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P.
Morgan Investment Management Inc., purchased 410,000 shares of SLM Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.03 per share on July 14, 2003. The underwriting spread paid was $0.75. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.05%. This purchase represented 0.2% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.75 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #19: J.P. Morgan Quality Bond Portfolio, purchase of Westpac Capital.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
UBS Warburg. UBS Warburg was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc.,
purchased 525,000 shares of Westpac Capital, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on August 6, 2003. The underwriting spread paid was $0.10. The percentage of the offering purchased by the J.P. Morgan Quality Bond
Portfolio was 0.07% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.07%. This purchase represented 0.3% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and
Exchange Commission and was part of a
firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.10 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #20:  J.P. Morgan Quality Bond
Portfolio, purchase of Miller Brewing.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Salomon Brothers, Inc.  Salomon Brothers, Inc.
was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment
Management Inc., purchased 215,000 shares of Miller Brewing, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.23 per share on August 6, 2003. The underwriting spread paid was $0.45. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.019% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%. This purchase represented 0.1% of the J.P. Morgan Quality
Bond Portfolios assets.  The security
purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.45 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #21:  J.P. Morgan Quality Bond
Portfolio, purchase of Delphi Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Barclays Capital, Inc.  Barclays Capital, Inc.
was not an affiliated underwriter
of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment
 Management Inc., purchased 100,000 shares of Delphi Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.81 per share on July 22, 2003. The underwriting spread paid was $0.45. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.02%.
This purchase represented 0.1% of the J.P.
Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and
Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.45 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #22:  J.P. Morgan Quality Bond
Portfolio, purchase of Packaging Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Morgan Stanley Dean Witter & Co.  Morgan
Stanley Dean Witter & Co. was not an
affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 235,000 shares of Packaging Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.14 per share on July 15, 2003. The underwriting spread paid was $0.65. The percentage of the offering purchased by the J.P. Morgan
Quality Bond Portfolio was 0.06% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.06%. This purchase represented 0.1% of the J.P. Morgan
Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and
Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.65 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #23: J.P. Morgan Quality Bond Portfolio, purchase of Medco Health
Solutions, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment
Management Inc., purchased 205,000 shares of Medco
Health Solutions Inc., a
company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.20 per share on August 7, 2003. The underwriting spread paid was $1.48. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was
0.04%.  This purchase represented 0.1% of the J.P.
Morgan Quality Bond Portfolios
assets. The security purchased was part of an issue registered with the
Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $1.48 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #24: J.P. Morgan Quality Bond Portfolio, purchase of RASC 2003-KS7
AI3.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Bear Stearns. Bear Stearns was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment
Management Inc., purchased 445,000 shares of RASC
2003-KS7 AI3, a company in
continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.99 per share on August
13, 2003.  The underwriting
spread paid was $0.30. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.39% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.4%.
This purchase represented 0.3% of the J.P.
Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and
Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.30 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #25:  J.P. Morgan Quality Bond
Portfolio, purchase of Americredit
Automobile Receivables Trust 2003-C-F-A3.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Deutsche Banc Alex Brown, Inc.  Deutsche Banc Alex
Brown, Inc. was not an
affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio,
managed by J.P. Morgan Investment
Management Inc., purchased 285,000 shares of Americredit Automobile Receivables
Trust 2003-C-F-A3, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.99 per share on September 3, 2003. The underwriting spread paid was $0.25.
The percentage of the offering
purchased by the J.P. Morgan Quality Bond
Portfolio was 0.15% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.2%. This purchase represented 0.1% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.25 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.

Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #26:  J.P. Morgan Quality Bond
Portfolio, purchase of Americredit
Automobile Receivables Trust 2003-C-F-A4.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Lehman Government Securities, Inc.  Lehman Government
Securities, Inc. was not an
affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management
Inc., purchased 565,000 shares of Americredit
Automobile Receivables Trust
2003-C-F-A4, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.99 per share on September 3, 2003. The underwriting spread paid was $0.22.
The percentage of the offering
purchased by the J.P. Morgan Quality Bond Portfolio was 0.27% of the total offering.
The percentage of the offering purchased by associated funds of the Sub-adviser was 0.3%. This purchase represented 0.3% of the J.P.
Morgan Quality Bond Portfolios
assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.22 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.

Met Investors Series Trust
Form: N-SAR December 31, 2003
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #27:  J.P. Morgan Quality Bond
Portfolio, purchase of Pacicorp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Barclays Capital, Inc.  Barclays Capital, Inc.
was not an affiliated underwriter
of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3. Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management
Inc., purchased 250,000 shares of Pacificorp, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.86 per share on September 3, 2003. The underwriting spread paid was $0.60. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was
0.12% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.1%. This purchase represented 0.1% of the J.P. Morgan
Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm
commitment underwriting.

4. Information or materials upon which the determination described in paragraph
(h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2003 fourth quarter meeting as well as information supporting the reasonableness of the $0.60 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.